===============================================================================

                          SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ImageMatrix Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                                Denver, CO 80246

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 8, 1998

To Our Stockholders:

     The Annual Meeting of Stockholders of ImageMatrix Corporation, a Colorado corporation (the "Company"), will be held at 10:00 a.m., Mountain Time, on June 8, 1998, at The Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect two (2) Directors;

     2. To approve of the amendment of the Company's 1996 Incentive Stock Option Plan to increase the number of shares reserved to 1,212,500 from 737,500 shares of the Company's Common Stock for issuance thereunder.

     3. To approve the selection of Hein + Associates, LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1998.

     4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     All Stockholders are cordially invited to attend the meeting, although only Stockholders of record at the close of business on April 7, 1998, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

     In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

     Whether or not you expect to attend the Annual Meeting, holders of ImageMatrix Corporation Common Stock should complete, date and sign the enclosed form of proxy card and mail it promptly in the enclosed prepaid envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Dennis C. Hefter
                                    President of the Corporation

May 11, 1998


PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                                Denver, CO 80246

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 8, 1998

To Our Stockholders:

     The Annual Meeting of Stockholders of ImageMatrix Corporation, a Colorado corporation (the "Company"), will be held at 10:00 a.m., Mountain Time, on June 8, 1998, at The Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect two (2) Directors;

     2. To approve of the amendment of the Company's 1996 Incentive Stock Option Plan to increase the number of shares reserved to _____________ from 737,500 shares of the Company's Common Stock for issuance thereunder.

     3. To approve the selection of Hein + Associates, LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1998.

     4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     All Stockholders are cordially invited to attend the meeting, although only Stockholders of record at the close of business on April 7, 1998, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

     In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

     Whether or not you expect to attend the Annual Meeting, holders of ImageMatrix Corporation Common Stock should complete, date and sign the enclosed form of proxy card and mail it promptly in the enclosed prepaid envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Dennis C. Hefter
                                    President of the Corporation

May 11, 1998


PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                                Denver, CO 80246


                                PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 8, 1998


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ImageMatrix Corporation, a Colorado corporation ("ImageMatrix" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on June 8, 1998 at 10:00 a.m., Mountain Time, at the Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about May 11, 1998.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                           OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is April 7, 1998. At the close of business on that day there were 9,567,678 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal. Preferred shareholders will not vote at the meeting since they do not have voting rights.

                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the two nominees named herein for the office of director, (ii) FOR approval of an amendment to the ImageMatrix Corporation 1996 Incentive Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder to 1,212,500 from 737,500, (iii) FOR the selection of Hein + Associates, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1998; and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company for each director of the Company, for the Chief Executive Officer, for its executive officers who were paid more than $100,000 in 1997, for all directors and executive officers of the Company as a group, and for each shareholder who is known by the Company to own more than 5% of the Company's Stock as of March 31, 1998.

                                                          NUMBER OF
                                                        COMMON SHARES           PERCENT OF
BENEFICIAL OWNER                                     BENEFICIALLY OWNED     OUTSTANDING SHARES
----------------                                     ------------------     ------------------
Gerald E. Henderson.............................          2,078,088                21.7%
     400 S. Colorado Blvd. Ste. 500
     Denver, CO 80246

David Seigle....................................            273,067/(1)/            2.9%
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Blair W. McNea..................................            388,071/(2)/            4.0%
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Dennis C. Hefter................................            309,367/(3)/            3.2%
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246
------------------------------------------------------------------------------------------

Jaidev Sugavanam................................            186,212/(4)/            1.9%
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Robert Beekmann.................................             10,075/(4)/              *
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Bryan Finkel....................................              2,325/(5)/              *
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Beverly Sloan...................................              2,325/(5)/              *
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

All directors and executive officers as a
     group......................................          3,249,530/(6)/            34.0%
(8 persons)

______________________________________
*Less than one percent.
(1) Includes 87,746 shares owned by the Seigle Family Trust, of which Mr. Seigle is the trustee and beneficiary. Includes options held by the Seigle Family Trust to purchase 175,246 and options to David Seigle to purchase 10,075 shares, which are currently exercisable or become exercisable within 60 days.
(2) Includes options held by Treuhand, Inc. to purchase 388,071 which are currently exercisable or become exercisable within 60 days. Mr. McNea is the sole shareholder of Treuhand, Inc.
(3) Includes options to purchase 154,375 shares which are currently exercisable or become exercisable within 60 days.
(4) Includes options to purchase 10,075 shares which are currently exercisable or become exercisable within 60 days.
(5) Includes options to purchase 2,325 shares which are currently exercisable or become exercisable within 60 days.
(6) Includes options to purchase 752,567 shares which are currently exercisable or become exercisable within 60 days.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws, the authorized number of directors of the Company has been set at eight. The Company's Articles of Incorporation divide the Board of Directors into three classes and provide that after an interim period or as necessary to balance the number of directors by class, each class is to be elected for a three-year term. The terms of office of directors Blair McNea and Jaidev Sugavanam expire at the Annual Meeting to be held June 8, 1998. Messrs. McNea and Sugavanam are standing for election for three-year terms, expiring at the 2001 Annual Meeting of Shareholders. Unless otherwise specified, the proxy solicited by the Board of Directors will be voted FOR the election of Blair McNea and Jaidev Sugavanam.

     The terms of office of the Company's other directors who are not standing for election at the Annual Meeting are as follows: Bryan Finkel, Gerald Henderson and David Seigle have terms which expire at the 1999 Annual Meeting of Shareholders, and Robert Beekman, Dennis Hefter and Beverly Sloan have terms which expire at the 2000 Annual Meeting of Shareholders.

     Proxy holders will not be able to vote the proxies held by them for more than two persons. If a quorum is present, the two nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other
person the Board of Directors may recommend.   Each nominee has expressed his or
her intention to serve the entire term for which election is sought.

     THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH NOMINEE
                                                             ---
FOR THE BOARD OF DIRECTORS.

     The names, ages and period of service for each member of the Board of Directors are as follows:

                                                          Year First
                                                           Became a
Name                                    Age                Director
--------------------------              ---               ----------

Gerald E. Henderson/(A)/                 59                     1992

Robert Beekmann/(A)(C)/                  57                     1995

Bryan Finkel                             35                     1997

Dennis Hefter                            35                     1997

Blair W. McNea                           35                     1995

David Seigle/(A)/                        58                     1995

Beverly Sloan                            45                     1997

Jaidev Sugavanam/(C)/                    42                     1995

___________________________
(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee

     Gerald E. Henderson has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor corporations since 1992. From 1992 to 1997, Mr. Henderson was President of the Company. Mr. Henderson has more than 32 years of senior organizational management, operations management, sales management, and software development experience, including industry specific experience of 15 years in computer software, four years in systems integration, and 13 years in the oil and gas industry. From 1990 to 1992, he served as Chairman of the Board and Chief Executive Officer of Denver Resources, Inc., a company involved in the acquisition of oil and gas properties. Mr. Henderson sold Documatrix Corporation to the Company in July 1995.

     Robert Beekmann has been a director of the Company since November 1995. He is the founding and managing partner of Beekmann & Vanderberg & Co., LLC, a Denver-based CPA and business consulting firm. From 1980 through 1994, he was a partner with the Denver accounting firm of Scullion, Beekmann & Co. He is a licensed Certified Public Accountant and Certified Financial Planner.

     Bryan Finkel has been a director of the Company since April 1997. Mr. Finkel has spent over eleven years in operating and advisory roles within the information technology industry. His areas of experience include software, online services and multimedia technologies. Since January 1994, Mr. Finkel has been a director and management consultant with Technology Venture Management, Inc., providing operational and financing advisory services to public and private technology companies. From September 1992 to January 1996, Mr. Finkel was an investment banker with Broadview Associates where he was responsible for client management and the execution of a variety of transactions in software and hardware sectors.

     Dennis Hefter has been a director of the Company since April 1997, has been President and Chief Operating Officer of the Company since July 1997, and has been an employee of the Company since December 1995. From September 1996 to June 1997, Mr. Hefter was Executive Vice President of the Company. Mr. Hefter has over 12 years of experience in management positions. From June 1995 through December 1995, Mr. Hefter was a branch manager for Ameridata, Inc., a computer systems and services integrator. From November 1988 to June 1995, Mr. Hefter was President, Member of the Board of Directors and a major shareholder of Micro Recovery Systems, Inc. ("MRS") a Wyomissing, Pennsylvania computer systems and services integrator. Ameridata, Inc. purchased MRS in June 1995.

     Blair W. McNea has been a director of the Company since December 1995.
From December 1995 to October 1997, Mr. McNea was Vice President--Business Development of the Company and Secretary. From February 1997 to October 1997, Mr. McNea was Chief Financial Officer and Treasurer of the Company. Mr. McNea has over 13 years of experience in organizational management, financial transactions, sales, corporate development and mergers and acquisitions. From January 1995 through September 1995, Mr. McNea served as Vice President of Business Development at ENTEX Information Systems of Colorado, Inc. ("ENTEX"). From March 1993 to December 1994, Mr. McNea was an independent consultant on mergers and acquisitions and his clients at such time included ENTEX. From April 1991 to March 1993, Mr. McNea served as Commercial Manager--European Sales for Destron/Fearing, Inc., an identification automation company. From January 1988 to April 1991, Mr. McNea was a Corporate Banker and Territory Manager for Norwest Corporate Bank.

  David Seigle has been a director of the Company since July 1995. Since 1991, Mr. Seigle has been a consultant to technology and software industry businesses. Mr. Seigle was a founding member of the management team of FileNet Corporation, an imaging software and systems company, and from 1982 to 1991 held several positions with that company including as Vice President of Marketing, and Senior Vice President of International Sales and Customer Support.

  Beverly Sloan has been a director of the Company since April 1997. Since May 1997, she has been Chief Operating Officer of Blue Cross Blue Shield of Colorado. From January 1993 to April 1997, Ms. Sloan served as Executive Director of Human Resources for US WEST, Inc. From June 1982 through December 1992 she was President of Mid-America Health Network, Inc., Kansas City, Missouri, a regional health plan with over 325,000 members which she founded.

  Jaidev Sugavanam has been a director of the Company since November 1995. He currently is President and Chief Operating Officer of Asyst, Inc. which provides consulting services to software and peripheral hardware companies in the technology market. From 1995 to 1997, Mr. Sugavanam was Vice President of the Education Access division of ENTEX. In 1987 Mr. Sugavanam founded Advanced Systems and Peripherals, Inc., a St. Louis based computer systems integrator for school systems and businesses, and served as President and Chief Executive Officer until its sale to ENTEX in March 1995.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Company has an Audit Committee and a Compensation Advisory Committee. The Audit Committee recommends the Company's independent auditors, reviews the scope of their engagement, consults with the auditors, reviews the results of their examinations, acts as liaison between the Board of Directors and the auditors and reviews various Company policies, including those relating to accounting and internal controls. The Audit Committee met once in 1997.

  The Compensation Advisory Committee ("Compensation Committee") administers the 1996 Incentive Stock Option Plan and the Founders and Outside Consultants Stock Option Plan, and determines the salaries, bonuses and other compensation of the Company's President and CEO as well as other officers and executives as directed by the Board of Directors of the Company. The Compensation Committee met once in 1997.

  Pursuant to an underwriting agreement entered into with the Company in connection with its June 1996 initial public offering, Neidiger Tucker Bruner, Inc., the principal underwriter, has designated Anthony Petrelli as an advisor to the Board of Directors, and the Company has agreed to certain indemnification obligations with respect to such advisor.

  Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive of the Company.

  During the fiscal year ended December 31, 1997, there were six meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1997 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1997, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements. Directors Bryan Finkel and Beverly Sloan each filed one late Form 3 in connection with their election to the Board of Directors in May 1997. Director Jaidev Sugavanam filed one late Form 4 in connection with a purchase of Company Common Stock in June 1997. Director Blair McNea timely filed a Form 5 but the Form 5, subsequently amended, did not properly reflect an option and a warrant grant. Director David Seigle timely filed a Form 5, but the Form 5, subsequently amended, did not properly reflect an option grant.

EXECUTIVE OFFICERS

  The following persons are the executive officers of the Company:

Name                                           Position
----                                           --------

Gerald E. Henderson          Chairman of the Board and Chief Executive Officer

Dennis Hefter                President and Chief Operating Officer


     Information concerning Mr. Henderson and Mr. Hefter is provided under the section entitled "Election of Directors."

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                                 EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and its executive officers who were paid more than $100,000 in salary and bonus during the year ended December 31, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                             Long Term
                                                                                                            Compensation
                                                                 Annual Compensation                          Awards
                                              ----------------------------------------------------------      ------
                                                                                                            Securities
                                                                                  Other Annual              Underlying
Name and Principal Position             Year  Salary ($)     Bonus($)           Compensation ($)           Options/SARS (#)
--------------------------------------  ----  ----------  -------------  -------------------------------   ----------------
Gerald E. Henderson...................  1997    186,700             __                10,100                           __
   Chief Executive Officer              1996    156,000         11,000                    __                           __
                                        1995    101,305        100,000/(1)/               __                           __
Dennis C. Hefter/ (2)/................  1997    137,100             --                96,300/(3)/                 200,000
  President, Chief Operating Officer    1996     98,000             --                95,000/(3)/                      --
                                        1995        250             --                    --                       77,500

______________
(1) A non-recurring bonus was paid to Mr. Henderson in 1995 in consideration for his waiver to permit the Company to assume his employment agreement with Documatrix Corporation at the time of the Company's acquisition of Documatrix Corporation.
(2) Mr. Hefter joined the Company in December 1995.
(3) In December 1995 Mr. Hefter purchased 155,000 shares of Common Stock from Gerald Henderson, the Chief Executive Office of the Company, at a price of $1.94 per share at a time when the value of the common stock was $2.58 per share. The Company recorded $100,000 deferred compensation expense in connection with such sale, and Mr. Hefter is deemed to have received $100,000 of deferred compensation. The deferred compensation is being amortized over a two-year period beginning in January 1996 pursuant to the vesting provisions of the restricted stock agreement between Messrs. Henderson and Hefter and $50,000 of compensation expense was recognized in each of 1997 and 1996. The additional annual compensation for 1996 is attributable to moving expenses, and the additional annual compensation for 1997 is attributable to moving expenses and income tax reimbursement related to the deferred compensation.

  The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1997 to the Named Executive Officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            Number of Securities   Percent of Total Options/      Exercise or
                             Underlying Options/        SARs Granted to            Base Price
          Name                 SARs Granted (#)    Employees  in Fiscal Year         ($/Sh.)      Expiration Date
          ----               -------------------   -------------------------      -----------     ---------------
Gerald E. Henderson                  -----                                                --                --

Dennis C. Hefter                 200,000/(1)/                  31%                    $2.58            5/2/02

(1) Options vest as to 1/12th following each completed fiscal quarter beginning with the quarter ended September 30, 1997, subject to earlier vesting if certain performance objectives are achieved.

    The following table sets forth the year-end value of unexercised options to purchase Common Stock of the Company for the Named Executive Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                          Shares                  Number of Securities         Value of Unexercised
                         Acquired      Value     Underlying Unexercised                in-the-
                       on Exercise   Realized    Options/SARs at FY-End      Money Options/SARs at FY-End
        Name               (#)          ($)               (#)                         ($)/(1)/
---------------------  -----------   --------   -------------------------    ---------------------------
                                                Exercisable/Unexercisable    Exercisable/Unexercisable
                                                -------------------------   ----------------------------
Gerald E. Henderson..            0         --                         0/0                      $    0/$0
Dennis C. Hefter.....            0         --             108,125/169,375                      $    0/$0

_____________________
(1) Based upon the difference between the exercise price and the fair market value of the Common Stock for those options which at December 31, 1997 had an exercise price less than the fair market value of the Common Stock on such date. The fair market value of Company Common Stock at December 31, 1997, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $2.09 per share.

DIRECTOR COMPENSATION

  The Company pays its non-employee directors a fee of $1,000 for each regularly scheduled meeting, plus reimbursement of travel costs and expenses incurred in attending Board and Committee meetings. Pursuant to the terms of the ImageMatrix Corporation Non-Employee Directors Stock Option Plan, in 1995 Mr. Beekmann, Mr. Seigle, and Mr. Sugavanam each received options to purchase 7,750 shares of Common Stock at an exercise price of $2.58 per share. In each year, non-employee directors will receive options to acquire 5,812 shares of

Common Stock on the first business day after the Annual Meeting of Shareholders, at the closing price of the Company's Common Stock on the date prior to the grant of the option. All options granted under the Non-Employee Directors Stock Option Plan become exercisable on the following vesting schedule: 40% of a particular grant amount vests on the next succeeding annual meeting, an additional 30% of the grant amount vests on the second succeeding annual meeting and the remaining 30% of the grant amount vests on the third succeeding annual meeting. On May 17, 1997, the Company granted options pursuant to its Non-Employee Director Stock Option Plan to purchase 5,812 shares of Common Stock at an exercise price of $1.63 per share to each the following non-employee directors: Jaidev Sugavanam, Robert Beekman, David Seigle, Beverly Sloan and Bryan Finkel. Directors Blair McNea and David Seigle received options related to certain consulting services they performed for the Company. See "Certain Relationships and Related Transactions."

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  The Company entered into an employment agreement with Gerald E. Henderson, President and Chief Executive Officer of the Company, effective January 1, 1996, which extended through December 31, 1997 and was, pursuant to certain automatic renewal provisions, renewed through December 31, 1998. The employment agreement, as amended and renewed, establishes Mr. Henderson's base salary at $180,000 in 1998. The agreement may be terminated by the Company with or without cause, by Mr. Henderson for cause, or upon Mr. Henderson's death or his inability to perform his normal duties on account of disability for a period of 90 or more days. "Cause" is defined in the agreement. Mr. Henderson is entitled to receive a bonus of $45,000 in 1998 if the Company's net income equals or exceeds $3,800,000 in 1998. Mr. Henderson is entitled to additional bonuses equal to 2.32% of the Company's 1998 net income. Mr. Henderson is entitled to receive a $700 monthly car allowance and participate in insurance and other benefit, pension or health plans provided by the Company to its key executive employees. Upon the Company's termination of Mr. Henderson's employment for any reason other than death, disability, or by the Company for cause, as defined in the employment agreement, Mr. Henderson is entitled to a one-time severance payment equal to his annual salary at the time of severance, plus additional payments for a period of 12 months from the date of termination of his employment at the base salary rate in effect at the time of the termination of employment plus continued health insurance coverage for 24 months from the date of termination. Mr. Henderson is also entitled to a salary continuation benefit payable upon his disability, which benefit shall equal 100% of his then current salary until a determination of complete disability is made, and thereafter shall equal 80% of his current salary for up to 36 months of such disability. Upon termination for any reason other than death, the Company is required to transfer the Company's insurance policy on Mr. Henderson's life to him without charge providing he assumes the future premiums.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On January 1, 1996, Gerald Henderson sold 155,000 shares of the Company's Common Stock owned by Mr. Henderson to Dennis Hefter, an officer of the Company, at a price of $1.94 per share. Deferred compensation of $100,000 has been recorded for the excess of the fair value of the shares sold above the price paid by Mr. Hefter.

  On May 24, 1996, the Company borrowed $100,000 from Gerald Henderson, Chief Executive Officer of the Company, at an interest rate of 1% over the prime rate (a 9.25% initial rate), due July 15, 1996. The proceeds of such loan were used for short term working capital purposes, and the Company repaid such loan on May 30, 1996.

  On May 17, 1997, as an inducement to serve on the Company's Board of Directors, the Company granted warrants to Director Bryan Finkel, to purchase 100,000 shares of Common Stock at $2.25 per share, which was the fair market value of the Common Stock on such date. From May through October 1997, Director Bryan Finkel provided consulting services to the Company and was paid $24,000 for those services.

  On May 2, 1997, the Company granted options pursuant to its Founders Plan to Treuhand, Inc. ("Treuhand"), a company owned by director Blair McNea, to purchase 87,500 shares of the Company's Common Stock at an exercise price of $2.58 per share. These options are exercisable from May 2, 1997 through August 30, 2001. On June 11, 1997, the Company granted options to Treuhand to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.58. These options are exercisable June 11, 1997 to August 30, 2002. On May 2, 1997, the Company granted options pursuant to the Founders Plan to director David Seigle to purchase 87,500 shares of the Company's Common Stock at an exercise price of $2.58 per share. These options are exercisable May 2, 1997 through August 30, 2001.

  On October 27, 1997, the Company entered into an agreement (the "Treuhand Agreement") with Treuhand, Inc. Under the Treuhand Agreement, upon the Company's request, Treuhand will find, negotiate and close transactions to raise capital, and assist the Company's legal counsel with legal documentation, and SEC and NASDAQ compliance related to the Company. The Treuhand Agreement commenced on October 27, 1997, and terminates on January 31, 1999 or upon written notice of termination by either party within 210 days after the date of the Treuhand Agreement. The Treuhand Agreement provides for Treuhand to be paid 4% of any cash proceeds raised by Treuhand on or before February 27, 1998, and 3% of any cash proceeds raised by Treuhand after such date. Additionally, Treuhand will receive warrants to purchase common stock equal to 2.5% of the total dollar value of money raised by Treuhand at the share price at which money is raised. Treuhand will be reimbursed for all out-of-pocket expenses directly associated with the performance of its duties under the agreement. During 1997, pursuant to the Treuhand Agreement, the Company paid $80,480 to Treuhand. Those payments were compensation associated with the raising of $5,813,000 in capital for the Company. In addition, on December 1, 1997, options to purchase 25,325 shares of the Company's common stock at $2.00 were granted in conjunction with cash proceeds raised during the fourth quarter of 1997. These options are exercisable from December 1, 1997 through December 1, 2002.

                    PROPOSAL 2 - AMENDMENT OF 1996 STOCK OPTION PLAN

  On July 15, 1997, the Board of Directors amended, subject to shareholder approval, the ImageMatrix Corporation 1996 Incentive Stock Option Plan (the "1996 Plan"). The number of common shares available for issuance under the 1996 Plan was increased to 1,212,500 from 737,500 shares of Common Stock. The 1996 Plan is set forth as Exhibit A to this Proxy Statement.

  The Board of Directors believes that the 1996 Plan has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company.

  The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by helping the Company attract, retain, and motivate key employees and consultants, including officers and directors who are employees of or consultants to the Company, and non-employee directors of the Company.

  The Board of Directors adopted the 1996 Plan in November 1995, and it was approved by the shareholders in March 1996. The Board of Directors amended the 1996 plan in July 1996 to increase the number of common shares available for issuance thereunder to 737,500 from 387,500, and it was approved by the shareholders in May 1997.

  As of March 31, 1998, options to purchase an aggregate of 1,056,500 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 27,125 options have been exercised. In addition to options outstanding under the 1996 Plan, there are 750,498 shares subject to outstanding options under the Founders and Consultants Stock Option Plan and under the Non-Employee Directors Stock Option Plan. As of April 8, 1998, the market value of all shares of Common Stock subject to outstanding options issued under the 1996 Plan, the Founders and Consultants Stock Option Plan and the Non-Employee Directors Stock Option Plan was $3,650,136 (based upon the average bid and asked prices as reported on the NASDAQ System on such date).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN
                                         ---
INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 1,212,500 FROM 737,500.

  The amendment to the 1996 Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved for issuance thereunder to 1,212,500 from 737,500 shares. The following description of the 1996 Plan, as amended, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

  SUMMARY OF THE 1996 PLAN

  Administration. The Board of Directors is responsible for administering the Plan. The Board of Directors has full authority, subject to the terms of the Plan, to make all determinations under the 1996 Plan. The Board of Directors may delegate administration of the 1996 Plan to a committee composed of two or more directors, each of whom is a "disinterested person" as defined in the 1996 Plan, which is generally a person who is not eligible to receive options under such Plan. The Company will indemnify each member of the Board of Directors for actions taken under the 1996 Plan.

  Incentive and Nonstatutory Stock Options. The Board of Directors may grant incentive stock options under the 1996 Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

  Eligibility. Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, are eligible to receive incentive stock options and nonstatutory stock options under the 1996 Plan. As of March 31, 1998, the Company had approximately 49 total employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries are eligible to receive nonstatutory stock options under the Plan. As of March 31, 1998 there were 5 non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

  Exercise Price. The 1996 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the 1996 Plan will be the price established by the Board of Directors which normally is expected to be no less than 100% of the fair market value on the date the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

  Non-Transferability. All options granted under the 1996 Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

  Exercise. The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant. The Board, at its discretion, may establish a vesting schedule for any option granted under the 1996 Plan.

  Effect of Termination of Services. If an optionee's employment is terminated for any reason other than the optionee's death or disability, the exercisable options held by the optionee shall terminate immediately, however the Board of Directors shall have the discretion to allow such options to remain exercisable up to three months. If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of twelve months following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

  Stock Dividends and Stock Splits. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock made subject to Stock Options, and in the option price of said shares; and (ii) the aggregate number of shares which may be made subject to stock options in the future. If any of the foregoing adjustments result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

  Corporate Transactions. If within the duration of a stock option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the participant shall thereafter be entitled to receive upon the exercise of his or her Stock Option those shares or securities that he or she would have received had the stock option been exercised prior to such transaction and had the participant been a stockholder of the Company with respect to such shares. If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all stock options may, at the sole discretion of the Board of Directors, be accelerated so that all or any portion of stock options outstanding under the 1996 Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this 1996 Plan become exercisable as of such date.

  Term of Plan; Amendment. The 1996 Plan will terminate on November 2, 2005, ten years from the date the 1996 Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the 1996 Plan pursuant to the exercise of options granted under the 1996 Plan. Any options outstanding after the termination of the 1996 Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the 1996 Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option under the 1996 Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the 1996 Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

  An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

  Nonstatutory Options. An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

  An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1996 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain.

  Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

  Participants in the 1996 Plan should consult their own tax advisors to determine the specific tax consequences of the 1996 Plan for them.


                     PROPOSAL 3 - APPOINTMENT OF AUDITORS

  On April 22, 1998, the Company engaged the accounting firm of Hein + Associates LLP as its principal independent accountants to audit the Company's financial statements for its fiscal year ending December 31, 1998 subject to the approval of such appointment by the shareholders at the Annual Meeting. The appointment of new independent accountants was approved by the Audit Committee and Board of Directors of the Company. The Company dismissed its former independent accountants, Ernst & Young LLP, effective with the appointment of Hein + Associates, LLP.

  Prior to the appointment of Hein + Associates, LLP, management of the Company had not consulted with Hein + Associates, LLP regarding accounting issues.

  During the two most recent fiscal years ended December 31, 1997 and 1996, and the interim period subsequent to December 31, 1997, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, except that in connection with the audit of the Company's year ended December 31, 1997, Ernst & Young LLP informed the Company's Audit Committee in a meeting on April 8, 1998 that it believed the financial statements for the quarter ended September 30, 1997, included in the Company's Form 10-QSB for the quarter ended September 30, 1997, should be restated for the contract adjustment reported in
Note 8 of the Company's annual financial statements for the year ended December 31, 1997 included in the Company's Form 10-KSB filed April 15, 1998.

  The Company believes the disclosures contained in its Form 10-KSB for the year ended December 31, 1997 adequately describe the effect of the contract adjustment on the September 30, 1997. In addition, the Company restated such financial statements by filing a Form 10-QSB/A amending the Company's Form 10-QSB for the quarter ended September 30, 1997.

  Ernst & Young LLP's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in their report dated March 25, 1998 and February 18, 1997 (except as to Note 8, dated April 14, 1997) regarding doubt about the Company's ability to continue as a going concern contained in the financial statements for the years ended December 31, 1997 and 1996.

  The ratification of the appointment of Hein + Associates, LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Hein + Associates, LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1998 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting. Representatives of Hein + Associates, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement should they so desire and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF HEIN + ASSOCIATES, LLP.


                             SHAREHOLDER PROPOSALS

  Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1999 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on January 12, 1999.

                                 OTHER MATTERS

  All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

  The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1997, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

  THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER

(INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO DENNIS C. HEFTER, PRESIDENT, 400 SOUTH COLORADO BOULEVARD, STE. 500, DENVER, COLORADO 80222. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                                                                       EXHIBIT A

                            IMAGEMATRIX CORPORATION


                             1996 STOCK OPTION PLAN
                         (as amended on July 15, 1997)


1.   PURPOSE

     The IMAGEMATRIX CORPORATION 1996 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of ImageMatrix Corporation, (the "Company") and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (the "Code") as the Board of Directors of the Company shall from to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

2.   INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

     The Stock Options granted under the Plan may be either:

     a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

     b) Non-statutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

     All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

3.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors (the "Board") of the Company if each member of the Board is a Disinterested Person. If each member of the Board is not a Disinterested Person, the Plan shall be administered by a committee of two or more directors ("Committee") each of whom is a Disinterested Person. The Committee or the Board of Directors, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto.

     All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board or Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

4.   DEFINITIONS

     4.1  "Stock Option."  A Stock Option is the right granted under the Plan
          ---------------
          to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

     4.2  "Common Stock."  A share of Common Stock means a share of authorized
          ---------------
          but unissued or reacquired common stock of the Company.

     4.3  "Fair Market Value."  If the Common Stock is traded publicly, the Fair
          --------------------
          Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the Board of Directors or the Committee shall maintain a written record of its method of determining such value.

     4.4  "Employee."  An Employee is an employee of the Company or any
          -----------
          Participating Subsidiary.

     4.5  "Participant."  A Participant is an Employee, director or consultant
          --------------
          to whom a Stock Option is granted.

     4.6  "Disinterested Person." A Disinterested Person is a person who
          -----------------------
          satisfies the definition of a "disinterested person" set forth in Rule 16b-3 under the Act or any rule or regulation, as it may be amended from time to time.

5.   ELIGIBILITY AND PARTICIPATION

     Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of or consultants to the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, but the Option Price of an NSO may be less than the Fair Market Value on the date the NSO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

6.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     6.1  Maximum Number. The maximum aggregate number of shares of Common Stock
          ---------------
that may be made subject to Stock Options shall be 1,212,500 authorized but unissued shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2  Capital Changes. In the event any changes are made to the shares of
          ----------------
Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

7.   EXERCISE OF STOCK OPTIONS

     7.1  Time of Exercise. Subject to the provisions of the Plan, the
          -----------------
Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, unless otherwise set forth in such Option grant. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option grant to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

     7.2  Exchange of Outstanding Stock. The committee, in its sole discretion,
          -------------------------------
may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part of full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.3  Use of Promissory Note; Exercise Loans. The Committee may, in its sole
          ---------------------------------------
discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his Promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

     7.4  Termination of Employment before Exercise. If the employment of a
          ------------------------------------------
Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall terminate immediately, however the Committee shall have the discretion to allow such Option Agreement(s) to remain exercisable after the termination of his employment for a period of up to three additional months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his employment by his estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his Stock Options will become exercisable and each of his Stock Options shall terminate on the first anniversary of the date of his death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.5  Disposition of Forfeited Stock Options  Any shares of Common Stock
          --------------------------------------
subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

8.   NO CONTRACT OF EMPLOYMENT

     Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company. or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article 8 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

9.   NO RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

10.  ASSIGNABILITY

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his lifetime only by him. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit the assignment or offer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. in the event of his death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

11.  MERGER OR LIQUIDATION OF THE COMPANY

     11.1 If within the duration of a Stock Option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the Participant shall thereafter be entitled to receive upon the exercise of his Stock Option those shares or securities that he would have received had the Stock Option been exercised prior to such transaction and had the Participant been a stockholder of the Company with respect to such shares.

     11.2 If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all Stock Options may, at the sole discretion of the Committee, be accelerated so that all or any portion of Stock Options outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable as of such date.

12.  AMENDMENT

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, whenever applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided however that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

13.  REGISTRATION OF OPTIONED SHARES

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws. The Company will not be required to issue registered shares pursuant to the exercise of Stock Options granted under this Plan. Hence, Stock Option holders may receive shares of restricted Common Stock upon their exercise of their Stock Options. However, the Company may undertake, in its sole discretion, to register the Common Stock issued upon the exercise of the Stock Options pursuant to a registration statement on Form S-8, or equivalent form that provides for the registration of stock issued pursuant to employee stock option plans (it being noted that registration utilizing Form S-8 is not available for the resale of securities by affiliates).

14.  WITHHOLDING TAXES

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

15.  BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the acquisition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

16.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

17.  EFFECTIVE DATE

     This Plan was adopted by the Board of Directors and became effective on November 2, 1995 subject to the approval of the Company's stockholders within twelve (12) months thereafter. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                         IMAGEMATRIX CORPORATION PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                MEETING OF SHAREHOLDERS TO BE HELD JUNE 8, 1998

     The undersigned hereby constitutes, appoints, and authorizes Gerald E. Henderson and Dennis C. Hefter and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of ImageMatrix Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held June 8, 1998, at The Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, at 10:00 a.m., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated May 11, 1998, receipt of which is hereby acknowledged.

1. Approval of the election of each of the two nominees named herein for the office of director to serve a term until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

   For all nominees listed below               WITHHOLD AUTHORITY
   (except as marked to the contrary below)[_] to vote for all listed below [_]

   (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                        Blair McNea and Jaidev Sugavanam

2. Approval of the amendment of the Company's 1996 Incentive Stock Option Plan to increase the number of shares reserved to 1,212,500 from 737,500 shares of the Company's Common Stock for issuance thereunder.


        [_]  FOR                [_]  AGAINST               [_] ABSTAIN

3. Approval of the selection of Hein + Associates, LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1998.


        [_]  FOR                [_]  AGAINST               [_] ABSTAIN


4. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.
--------------------------------------------------------------------------------
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IMAGEMATRIX
                                  CORPORATION
    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

       THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                           IF YOU ATTEND THE MEETING.

  The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER(S).   IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED:______________________,  1998         ________________________________
                                             Signature(s) of Shareholder(s)

                                            --------------------------------
                                             Signature(s) of Shareholder(s)

                                            Signature(s) should agree with the
                                            name(s) shown hereon. Executors,
                                            administrators, trustees, guardians
                                            and attorneys should indicate their
                                            capacity when signing. Attorneys
                                            should submit powers of attorney.
                                            When shares are held by joint
                                            tenants, both should sign. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.